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                                                                    EXHIBIT 23.2

                              [KPMG LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
VaxGen, Inc. :


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Seattle, Washington

June 25, 1999